UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 12, 2020

MACK-CALI REALTY CORPORATION

(Exact Name of Registrant as Specified in Charter)

Maryland	1-13274	22-3305147
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Harborside 3, 210 Hudson St., Ste. 400

Jersey City, New Jersey 07311

(Address of Principal Executive Offices) (Zip Code)

(732) 590-1010

(Registrant’s telephone number, including area code)

MACK-CALI REALTY, L.P.

(Exact Name of Registrant as Specified in Charter)

Delaware	333-57103	22-3315804
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Harborside 3, 210 Hudson St., Ste. 400

Jersey City, New Jersey 07311

(Address of Principal Executive Offices) (Zip Code)

(732) 590-1010

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01	CLI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).    Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously announced, on June 10, 2020, Mack-Cali Realty Corporation (the “Company”) and Bow Street LLC entered into a letter agreement (the “Letter Agreement”) in connection with the Company’s 2020 Annual Meeting of Stockholders (including any adjournments or postponements thereof, the “2020 Annual Meeting”).

Pursuant to the terms of the Letter Agreement, on June 12, 2020, the Board of Directors of the (“Board”) has taken the following sequential actions:

(i)	postponed the 2020 Annual Meeting until July 1, 2020;

(ii)	increased the size of the Board from eleven (11) directors to fifteen (15) directors;

(iii)	appointed Tammy K. Jones, A. Akiva Katz, Mahbod Nia and Howard S. Stern to serve as directors of the Company with terms expiring at the 2020 Annual Meeting;

(iv)	nominated each of Alan R. Batkin, Michael Berman, Frederic Cumenal, MaryAnne Gilmartin, Tammy K. Jones, A. Akiva Katz, Nori Gerardo Lietz, Mahbod Nia, and Howard Stern for election to the Board at the 2020 Annual Meeting;

(v)	accepted the resignations as directors of Alan S. Bernikow, Michael J. DeMarco, William L. Mack, Lisa Myers, Laura H. Pomerantz, Irvin D. Reid and Rebecca Robertson; and

(vi)	appointed Michael Berman to serve as a director of the Company with a term expiring at the 2020 Annual Meeting.

As a result of the foregoing actions, Alan S. Bernikow, Michael J. DeMarco, William L. Mack, Lisa Myers, Laura H. Pomerantz, Irvin D. Reid and Rebecca Robertson will no longer stand for re-election at the 2020 Annual Meeting. Mr. DeMarco will continue to serve as the Company’s Chief Executive Officer.

The Board as so reconstituted subsequently reduced the size of the Board from fifteen (15) directors to nine (9) directors and elected MaryAnne Gilmartin to serve as the Chair of the Board. The Board also named the following directors to committees of the Board:

Audit Committee: Alan R. Batkin (Chair), Michael Berman, Tammy K. Jones and Mahbod Nia.

Executive Compensation and Option Committee: Frederic Cumenal (Chair), Michael Berman and A. Akiva Katz.

Nominating and Corporate Governance Committee: Nori Gerardo Lietz (Chair), MaryAnne Gilmartin and Howard Stern.

Strategic Review Committee: A. Akiva Katz (Chair), Frederic Cumenal, Tammy K. Jones and Mahbod Nia.

In addition, MaryAnne Gilmartin has agreed to participate in discussions with the members of the Strategic Review Committee in order to fully transition her knowledge of the activities of the Company’s former Shareholder Value Committee, of which Ms. Gilmartin and Mr. Cumenal were members and which was disbanded in December 2019. The Strategic Review Committee will review the Company’s operations and strategy and assess alternatives to increase shareholder value.

It is intended that each of the newly appointed directors will receive the standard compensation for directors of the Company in accordance with the Company’s director compensation policies, as amended from time to time.

Except as set forth above in this Item 5.02 of this Current Report on Form 8-K, there are no arrangements or understandings pursuant to which any of the newly appointed directors has been appointed to the Board, nor are there any transactions or proposed transactions to which the Company and any such person is, or will be, a party.

Except as set forth above in this Item 5.02 of this Current Report on Form 8-K, as of the date hereof, the Company has not entered into any transactions involving any such person that would require disclosure under Item 404(a) of Regulation S-K promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Item 7.01 Regulation FD Disclosure.

On June 15, 2020, the Company issued a press release announcing the appointment of MaryAnne Gilmartin as Chair of the Board. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is furnished herewith.

The press release furnished pursuant to Item 7.01 of this Form 8-K (Exhibits 99.1) shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities under that Section. Furthermore, the press release shall not be deemed to be incorporated by reference into any Company filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 8.01	Other Events.

As described in Item 5.02 of this Current Report on Form 8-K, pursuant to the Letter Agreement, the Company has postponed the date of the 2020 Annual Meeting to July 1, 2020. The record date for the determination of stockholders entitled to notice of, and to vote at, the 2020 Annual Meeting will remain April 16, 2020. The 2020 Annual Meeting will be held as a virtual-only meeting.

As a result of the actions taken pursuant to the Letter Agreement, as described in Item 5.02 of this Current Report on Form 8-K, the election of directors at the 2020 Annual Meeting is no longer “contested.” The Company plans to file with the Securities and Exchange Commission (the “SEC”) and mail to its stockholders a revised definitive proxy statement that supplements the Company’s definitive proxy statement filed by the Company with the SEC on May 7, 2020 and first mailed to the Company’s stockholders on or about May 7, 2020, to reflect the matters described in Item 5.02 of this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Description
99.1	Press release, dated June 15, 2020.
104.1	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MACK-CALI REALTY CORPORATION

Dated: June 15, 2020	By:	/s/ Gary T. Wagner
Gary T. Wagner
General Counsel and Secretary